                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 25, 2000
--------------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                        Envision Development Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
--------------------------------------------------------------------------------
                             State of Incorporation

                                    001-15311
--------------------------------------------------------------------------------
                             Commission File Number

                                   65-0981457
--------------------------------------------------------------------------------
                         IRS Employer Identification No

                100 Nickerson Road, Marlboro, Massachusetts 01752
--------------------------------------------------------------------------------
                     Address of principal executive offices

                                 (508) 480-3000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

ITEM 5. OTHER EVENTS.

Envision Development Corporation announced on October 25, 2000 that the Company has been notified by the American Stock Exchange that the Exchange intends to file an application with the Securities and Exchange Commission to delist the Company's shares from the Exchange. The Exchange's decision is based on the Exchange's view that the Company does not currently meet certain listing criteria.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Press Release of Envision Development Corporation dated October 25, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 26th day of October, 2000.


                                           ENVISION DEVELOPMENT CORPORATION



                                           By: /s/ Michael E. Amideo
                                               ---------------------------------
                                                   Michael E. Amideo
                                                   Chief Executive Officer